The Advisors’ Inner Circle Fund III

FS Chiron Capital Allocation Fund

FS Chiron SMid Opportunities Fund

(each, a “Fund” and together, the “Funds”)

Supplement Dated September 30, 2022

to the Funds’ Prospectus,

dated March 1, 2022, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with the Prospectus.

On or around November 21, 2022 (the “Effective Date”), shareholders in a Fund will be able to exchange their Class A Shares or Class I Shares of one Fund for Class A Shares or Class I Shares, respectively, of the FS Multi-Strategy Alternatives Fund and FS Chiron Real Asset Fund, which are also series of The Advisors’ Inner Circle Fund III and are managed by an affiliate of Chiron Investment Management, LLC. Accordingly, as of the Effective Date, the Funds’ Prospectus is hereby amended and supplemented as follows:

In the “Purchasing, Selling, and Exchanging Fund Shares” section, under the heading “How to Exchange Your Fund Shares,” the first paragraph is hereby deleted and replaced with the following:

At no charge, you may exchange Class I Shares, Class A Shares or Class C Shares of one Fund for Class I Shares, Class A Shares or Class C Shares, respectively, of another Fund by writing to or calling the Funds. You may also exchange Class I Shares or Class A Shares of one Fund for Class I Shares or Class A Shares, respectively, of the FS Multi-Strategy Alternatives Fund and FS Chiron Real Asset Fund, which are also series of the Trust and are managed by an affiliate of Chiron Investment Management, LLC, the shares of which are offered in a separate prospectus. Exchanges are subject to the minimum investment requirements and the fees and expenses of the fund that you exchange into.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CHI-SK-027-0100